SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 29, 2007

Date of Report

(Date of Earliest Event Reported)

WIZZARD SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Colorado                           000-33381                                87-0609860

(State or other        (Commission File No.)      (IRS Employer I.D. No.)

    Jurisdiction)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

Registrant's Telephone Number

N/A

(Former Name or Former Address if changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

         (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

       Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement.

On July 9, 2007, Wizzard Software Corporation, a Colorado corporation (the “Company”), closed its Securities Purchase Agreement (the “Purchase Agreement”) with four institutional investors.  The parties entered into the Purchase Agreement on June 29, 2007, and the terms thereof were disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

(b)

Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit

Number                   Description

3

Articles of Amendment/Certificate of Designation regarding rights and preferences of Preferred Stock*

  10.1               Securities Purchase Agreement*

  10.2                Registration Rights Agreement*

  10.3                Common Stock Purchase Warrant for 1,036,585 shares*

  10.4                Common Stock Purchase Warrant for 121,951 shares*

  10.5                Common Stock Purchase Warrant for 60,976 shares*

  10.6                Common Stock Purchase Warrant for 609,756 shares*

99

 Press Release dated July 11, 2007, regarding closing of Purchase    Agreement

*  Filed as an exhibit to the Company’s Current Report on Form 8-K dated June 29, 2007, which was filed with the Securities and Exchange Commission on July 3, 2007.

Incorporated by Reference.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:  7-11-07

/s/ John Busshaus

John Busshaus, CFO